Exhibit 10.2

AMENDMENT TO

SECURITIES PURCHASE AGREEMENT

This Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of November ___, 2022, between Gaming Technologies, Inc., a Delaware corporation (the “Company”), and the purchaser identified on the signature page hereto the “Purchaser”).

WHEREAS, pursuant to a Securities Purchase Agreement dated as of March 10, 2021 (the “Purchase Agreement”), the Company sold to the Purchaser, and the Purchaser purchased from the Company, pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, _____ shares of Common Stock at a Per Share Purchase Price of $3.25, for an aggregate Subscription Amount of $_____.00; and

WHEREAS, the Company and the Purchaser desire to amend the Purchase Agreement as set forth in this Amendment;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1.      Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Purchase Agreement.

2.      Amendments. The Purchase Agreement is hereby amended as follows:

(a)   The definition of “Per Share Purchase Price” in Section 1.1 is amended to read:

“Per Share Purchase Price” equals $0.25, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

(b)   The total number of “Shares” is ________.

(c)  Section 4.11 is deleted and replaced with the following:

4.11       Adjustments Due to Price Based Dilution. Subject to Section 4.13 below:

(a) If, at any time from November ___, 2022, until the earlier of (i) November ___, 2024, (ii) the day after the date on which the Company’s Common Stock is listed on a U.S. national securities exchange, or (iii) the date on which the Purchaser no longer holds any of the Shares acquired by it hereunder (the “Anti-Dilution Period”), the Company issues or sells shares of Common Stock or Common Stock Equivalents other than an Exempt Issuance, for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) (the “Dilutive Issuance Price”) less than the Per Share Purchase Price (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Company will deliver to the Purchaser that number of restricted shares of Common Stock equal to the difference between the number of Shares purchased by the Purchaser pursuant to this Agreement and the number of shares of Common Stock the Purchaser would have received for the Purchaser’s Subscription Amount at the Dilutive Issuance Price. By way of example only, if the Purchaser purchased 400,000 shares at $0.25 per share for a Subscription Amount of $100,000, and the Company subsequently during the Anti-Dilution Period issued shares of Common Stock (other than in an Exempt Issuance) at $.0.125 per share, then the Company would deliver to the Purchaser an additional 400,000 shares of Common Stock, without restrictive legend. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options or other equity awards to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, (b) securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, (c) shares of Common Stock or Common Stock Equivalents issued directly to vendors or suppliers of the Company in satisfaction of amounts owed to such vendors or suppliers (provided, however, that such vendors or suppliers shall represent that they do not have an arrangement to transfer, sell or assign such securities prior to the issuance of such securities) and (d) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the period set forth in the first sentence of this Section), and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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(b) In addition to the provisions of clause (a) above, if on the ninetieth (90th) day after the date on which the Common Stock is listed on a U.S. national securities exchange (or if such day is not a trading day on the principal market for the Common Stock (a “Trading Day”), the next such Trading Day) (the “Valuation Date”), the per share volume-weighted average price of the Common Stock on such principal market for the five (5) Trading Days ending on and including the Valuation Date (the “Five-Day VWAP”) is less than the Per Share Purchase Price, and no Dilutive Issuance and share adjustment occurred under clause (a) above, then the Company will deliver to the Purchaser that number of restricted shares of Common Stock equal to the difference between the number of Shares purchased by the Purchaser pursuant to this Agreement and the number of shares of Common Stock the Purchaser would have received for the Purchaser’s Subscription Amount at the Five-Day VWAP.

(d)   Section 4.12 is deleted and replaced with the following:

4.12       “Most Favored Nation.” Subject to the next sentence and to Section 4.13 below, from November ___, 2022, until the earlier of (i) November ___, 2024, (ii) the day after the date on which the Company’s Common Stock is listed on a U.S. national securities exchange, or (iii) the date on which the Purchaser no longer holds any of the Shares acquired by it hereunder, the Company shall not consummate any unregistered private offering or an initial (but not any subsequent) public offering for cash consideration of its capital stock (or securities convertible into shares of capital stock) (the “Other Securities”) to any individual or entity (an “Other Investor”) that provides such Other Investor with any right, benefit, term or condition relating to the Shares that is more favorable in any material respect to the Other Investor than the rights, benefits, terms and conditions relating to the Shares established in favor of the Purchaser pursuant to this Agreement and the other Transaction Documents, unless, in any such case, (i) the Company notifies the Purchaser of such more favorable right, benefit, term or condition within two (2) Business Days prior to the issuance of the Other Securities, and (ii) Purchaser has been provided with the opportunity to execute a definitive written agreement or agreements between the Company and the Purchaser (which may be an amendment to this Agreement or another Transaction Document), duly executed by the Company, providing the Purchaser such right, benefit, term or condition, solely with respect to the Shares then held by the Purchaser, not later than the date of issuance of the Other Securities. Notwithstanding anything in the preceding sentence to the contrary, the foregoing shall not apply to (i) the price of the other Securities (but without prejudice to Section 4.11) or the number thereof, (ii) any provision that is solely related to any regulation imposed on, or tax provisions applicable to, the Other Investor (unless the Purchaser is subject to the same or similar regulations or requirements), (iii) any provision that is personal to the Other Investor solely based on the place of organization or headquarters, or organizational form of or governing documents of (or regulations applicable to) the Other Investor (unless the Purchaser has the same or similar place of organization or headquarters, or organizational form, or regulations applicable to the investor), or (iv) any provision that relates to commercial rights that primarily involve or are ancillary to the provision of services, the purchase or sale of goods or other assets, or the grant or receipt of rights under a license.

(e)   Sections 4.13 and 4.14 are added as follows:

4.13       Rollover Rights. From November ___, 2022, until the earlier of (i) November ___, 2024, or (ii) date on which the Purchaser no longer holds any of the Shares acquired by it hereunder, if the Company completes any single public offering or private placement of its equity, equity linked or debt securities (but excluding any bank debt or other debt to another commercial lender) (each, a “Future Transaction”), the Purchaser may, in its sole discretion, alternatively and to the exclusion of any rights of the Purchaser under Sections 4.11 and 4.12 above, elect to apply all, or any portion, of the Purchaser’s Subscription Amount as purchase consideration for such Future Transaction (the “Rollover Rights”). The Company shall give written notice to Purchaser as soon as practicable, but in no event less than fifteen (15) days before the anticipated closing date of such Future Transaction. The Purchaser may exercise its Rollover Rights by providing the Company written notice of such exercise within five Business Days before the closing of the Future Transaction. In the event Purchaser exercises its Rollover Rights, then such elected portion of the Purchaser’s Subscription Amount shall automatically convert into the corresponding securities issued in such Future Transaction under the terms of such Future Transaction, such that the Purchaser will receive all securities (including, without limitation, any warrants) issuable under the Future Transaction, and immediately and automatically the Company shall cancel, and the Purchaser shall automatically forfeit and surrender for no consideration, all right, title and interest in and to a number of Shares purchased by the Purchaser hereunder purchased by such elected portion of the Purchaser’s Subscription Amount. Upon any cancellation of Shares pursuant to this Section, without any action on part of the Company or the Purchaser, all the Shares to be canceled, forfeited and surrendered hereunder shall cease to be outstanding, shall be cancelled and retired and shall cease to exist.

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4.14       Piggy-Back Registration Rights. If at any time from November ___, 2022, until from November ___, 2024, the Company proposes to file any Registration Statement under the Securities Act with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Company for its own account or for shareholders of the Company for their account (or by the Company and by shareholders of the Company) (a “Registration Statement”), other than a Registration Statement (i) to register securities in an underwritten public offering, (ii) filed in connection with any employee stock option or other benefit plan on Form S-8, (iii) for a dividend reinvestment plan, or (iv) in connection with a merger or acquisition, then the Company shall (x) give written notice of such proposed filing to the Purchaser as soon as practicable but in no event less than five (5) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement and the intended method(s) of distribution of the offering, and (y) offer to the Purchase in such notice the opportunity to register the sale of such number of Shares as such holders may request in writing within three (3) days following receipt of such notice (a “Piggy-Back Registration”). The Company shall use its reasonable efforts to cause such Shares to be included in such registration. Notwithstanding the foregoing, if, at any time after giving a notice of a Piggyback Registration and prior to the effective date of the Registration Statement filed in connection therewith, the Company shall determine for any reason not to register or to delay registration of the other securities proposed to be registered therein, the Company may, at its election, give written notice of such determination to the Purchaser and, following such notice, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares for the same period as the delay in registering such other securities.

(f)   All references to the Registration Rights Agreement are deleted.

3.      Share Adjustment. Substantially concurrent with the execution and delivery of this Amendment by the parties hereto, the Company shall issue or cause to be issued to the Purchaser, for no additional consideration, ______ shares of Common Stock (the “Additional Shares”, representing the balance of the Shares not heretofore issued to the Purchaser registered in the Purchaser’s name.

4.      Representations and Warranties.

(a)   By the Company. Except as set forth in the “Amended Disclosure Schedules” attached hereto, which Amended Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein, the Company hereby makes the representations and warranties to the Purchaser as of the date hereof that are set forth in Section 3.1 of the Purchase Agreement, but with all references therein to the “Disclosure Schedules” deemed to refer to the Amended Disclosure Schedules.

(b)  By the Purchaser. The Purchaser hereby makes the representations and warranties to the Company as of the date hereof that are set forth in Section 3.2 of the Purchase Agreement.

5.      Miscellaneous.

(a)   Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Amedment. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchaser.

(b)  Entire Agreement. The Transaction Documents, as amended by this Amendment, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(c)   Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be given as provided in the Purchase Agreement.

(d)  Headings. The headings herein are for convenience only, do not constitute a part of this Amendment and shall not be deemed to limit or affect any of the provisions hereof.

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(e)   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(f)  No Third-Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(g)   Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. The provisions of Section 5.9 of the Purchase Agreement shall apply to this Amendment as part of the Purchase Agreement.

(h)  Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Additional Shares.

(i)   Execution. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(j)  WAIVER OF JURY TRIAL. The provisions of Section 5.21 of the Purchase Agreement shall apply to this Amendment as part of the Purchase Agreement.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

GAMING TECHNOLOGIES, INC.	Address for Notice:
By:__________________________________________ Name: Title: With a copy to (which shall not constitute notice):	Email: Fax:
Barrett S. DiPaolo Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 37th Floor New York, NY 10036 T 212 930 9700 | D 646 810 2173 | F 212 930 9725 bdipaolo@srf.law

PURCHASER: SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

Name of Purchaser:

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Signatory: ______________________________________________

Facsimile Number of Authorized Signatory: _____________________________________________

Address for Notice to Purchaser:

___________________________

___________________________

Address for Delivery of Shares to Purchaser (if not same as address for notice):

___________________________

___________________________

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AMENDED DISCLOSURE SCHEDULES

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